UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 19, 2005

Cendant Corporation

(Exact name of Registrant as specified in its charter)

Delaware	1-10308	06-0918165
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

9 West 57th Street New York, New York		10019
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (212) 413-1800

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1: SLIDES FROM PHH CORP'S PRESENTATION TO INVESTORS
EX-99.2: INFORMATION STATEMENT

Item 7.01.	Regulation FD Disclosure.

As previously disclosed, Cendant Corporation (“Cendant”) announced that its board of directors approved the distribution of the mortgage and fleet operations of PHH Corporation (“PHH”) to Cendant’s stockholders of record as of the close of business on January 19, 2005 through the distribution of all of PHH's common stock (the “spin-off”). The spin-off will be effective January 31, 2005.

In connection with the spin-off certain of those persons who will be management of PHH following completion of the spin-off will present to certain investors the information about PHH described in the slides attached to this report as Exhibit 99.1. These slides were previously included in Cendant’s Current Report on Form 8-K dated January 12, 2005, with the exception of Slide 40, which has been revised to disclose an estimated $24 million non-cash tax expense, expected to be reported in first quarter 2005, associated with separating Cendant’s appraisal business from Cendant in connection with the spin-off.

The slides set forth in Exhibit 99.1 are incorporated by reference herein. The information in this item is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by Cendant under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this item is not intended to, and does not, constitute a determination or admission by Cendant that the information in this item is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Cendant or any of its affiliates.

Item 8.01.	Other Events.

In connection with the spin-off, Cendant will deliver to its stockholders an information statement, the final form of which is included as Exhibit 99.2 hereto. The information statement contains information about the spin-off and the business and management of PHH following the spin-off, all of which information is incorporated herein by reference. A form of such information statement was included in Cendant’s Current Report on Form 8-K dated January 6, 2005. The final information statement included in this report includes additional disclosure in the introduction to the “Unaudited Pro Forma Financial Information” and to certain notes to the balance sheets presented in such section to reflect an estimated $24 million non-cash tax expense, expected to be reported in first quarter 2005, associated with separating Cendant’s appraisal business from Cendant in connection with the spin-off.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.2 relating to Item 8.01 shall be deemed “filed” under the Securities Exchange Act of 1934.

Exhibit
No.	Description

99.1	Slides from PHH Corporation’s presentation to certain investors.

99.2	Information Statement to be delivered to Cendant Corporation stockholders.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENDANT CORPORATION
By:	/s/ Eric J. Bock
Eric J. Bock
Executive Vice President, Law and Corporate Secretary

Date: January 19, 2005

CENDANT CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated January 19, 2005

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Slides from PHH Corporation’s presentations to certain investors

99.2	Information Statement to be delivered to Cendant Corporation stockholders.